                              POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints Phillip S. Gillespie, Mitchell J. Lindauer and Kathleen T. Ives each as my true and lawful  attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my  capacity  as a  Trustee/Director  and/or
Officer of Oppenheimer  Absolute Return Fund,  Oppenheimer  AMT-Free Municipals,
Oppenheimer AMT-Free New York Municipals, Oppenheimer Balanced Fund, Oppenheimer
Baring  China  Fund,  Oppenheimer  Baring  Japan  Fund,  Oppenheimer  Baring SMA
International Fund,  Oppenheimer  California Municipal Fund, Oppenheimer Capital
Appreciation Fund,  Oppenheimer  Developing Markets Fund,  Oppenheimer Discovery
Fund,  Oppenheimer  Dividend  Growth  Fund,  Oppenheimer  Emerging  Growth Fund,
Oppenheimer Emerging Technologies Fund, Oppenheimer Enterprise Fund, Oppenheimer
Global Fund,  Oppenheimer Global  Opportunities  Fund,  Oppenheimer Global Value
Fund,  Oppenheimer Gold &  Special Minerals Fund,  Oppenheimer  Growth Fund,
Oppenheimer   Institutional   Money  Market  Fund,   Oppenheimer   International
Diversified   Fund,   Oppenheimer   International   Growth   Fund,   Oppenheimer
International  Small  Company  Fund,   Oppenheimer   International  Value  Fund,
Oppenheimer  Limited Term California  Municipal Fund,  Oppenheimer  Money Market
Fund,  Inc.,  Oppenheimer  Multi-State  Municipal Trust (on behalf of its series
Oppenheimer New Jersey Municipal Fund,  Oppenheimer  Pennsylvania Municipal Fund
and Oppenheimer Rochester National Municipals), Oppenheimer Portfolio Series (on
behalf of its series Active Allocation Fund, Equity Investor Fund,  Conservative
Investor  Fund and  Moderate  Investor  Fund),  Oppenheimer  Real  Estate  Fund,
Oppenheimer  Rochester  Arizona  Municipal Fund,  Oppenheimer  Rochester  Double
Tax-Free Municipals,  Oppenheimer Rochester General Municipal Fund,  Oppenheimer
Rochester Maryland Municipal Fund, Oppenheimer Rochester Massachusetts Municipal
Fund,  Oppenheimer  Rochester  Michigan  Municipal Fund,  Oppenheimer  Rochester
Minnesota Municipal Fund,  Oppenheimer  Rochester North Carolina Municipal Fund,
Oppenheimer  Rochester  Ohio  Municipal  Fund,  Oppenheimer  Rochester  Virginia
Municipal Fund, Oppenheimer Select Value Fund, Oppenheimer Series Fund, Inc. (on
behalf of its series  Oppenheimer  Value Fund),  Oppenheimer SMA Core Bond Fund,
Oppenheimer  SMA  International  Bond Fund,  Oppenheimer  Transition  2010 Fund,
Oppenheimer  Transition 2015 Fund, Oppenheimer Transition 2020 Fund, Oppenheimer
Transition 2030 Fund,  Oppenheimer Tremont Market Neutral Fund LLC,  Oppenheimer
Tremont  Opportunity  Fund LLC,  OFI Tremont  Core  Strategies  Hedge Fund,  OFI
Tremont Market Neutral Hedge Fund and Oppenheimer U.S. Government Trust, to sign on my behalf any and all Registration  Statements  (including any post-effective amendments to  Registration  Statements)  under the  Securities  Act of 1933, as amended,  and the Investment Company Act of 1940, as amended, and any amendments and supplements  thereto,  and any proxy statements,  Forms 3, 4 and 5, or other documents  in  connection  therewith,  and to file the same,  with all  exhibits thereto, and other documents in connection  therewith,  with the U.S. Securities and Exchange Commission,  granting unto said  attorneys-in-fact  and agents, and each of them,  full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 14th day of November 2007.

/s/ David K. Downes                       /s/ John V. Murphy
___________________________               _________________________
David K. Downes                           John V. Murphy

/s/ Matthew P. Fink                       /s/ Russell S. Reynolds, Jr.
__________________________               _________________________
Matthew P. Fink                           Russell S. Reynolds, Jr.

/s/ Robert G. Galli                       /s/ Joseph M. Wikler
__________________________                __________________________
Robert G. Galli                           Joseph M. Wikler

/s/ Phillip A. Griffiths                  /s/ Peter I. Wold
 __________________________              __________________________
Phillip A. Griffiths                      Peter I. Wold

/s/ Mary F. Miller                        /s/ Brian F. Wruble
__________________________               __________________________
Mary F. Miller                            Brian F. Wruble

/s/ Joel W. Motley                        /s/ Brian Wixted
__________________________                _________________________
Joel W. Motley                            Brian Wixted

Witness: /s/ Phillip S. Gillespie
         __________________________
         Phillip S. Gillespie, Assistant Secretary